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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned directors of the Registrant, hereby severally constitute and appoint Kerby Crowell our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the preparation and filing of an amended registration statement on Form S-8 in connection with the Southwest Bancorp, Inc. 1999 Stock Option Plan, as amended, including specifically, but not limited to, power and authority to sign for us in our names in our capacities as directors the registration statement and any all amendments (including post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said person and/or persons shall do or cause to be done by virtue thereof.

       Signature                                          Date

/s/ James E. Berry II                              September 23, 2004
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James E. Berry, II
Director
/s/ Tom D. Berry                                   September 23, 2004
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Tom D. Berry
Director
/s/ Joe Berry Cannon                               September 23, 2004
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Joe Berry Cannon
Director
/s/ J. Berry Harrison                              September 23, 2004
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J. Berry Harrison
Director
/s/ Erd M. Johnson                                 September 23, 2004
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Erd M. Johnson
Director
/s/ Betty B. Kerns                                 September 23, 2004
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Betty B. Kerns
Director
/s/ David P. Lambert                               September 23, 2004
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David P. Lambert
Director
/s/ Linford R. Pitts                              September 23, 2004
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Linford R. Pitts
Director
/s/ Robert  B. Rodgers                             September 23, 2004
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Robert B. Rodgers
Director, Chairman
/s/Russell W. Teubner                              September 23, 2004
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Russell W. Teubner
Director